UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 9, 2015

GLOBUS MEDICAL, INC.
(Exact name of registrant as specified in charter)

DELAWARE	001-35621	04-3744954
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2560 GENERAL ARMISTEAD AVENUE, AUDUBON, PA 19403
(Address of principal executive offices) (Zip Code)
(610) 930-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 9, 2015, the board of directors of Globus Medical, Inc. (the “Company”) approved an amendment (the “Bylaw Amendment”) to the bylaws of the Company, which became effective immediately. The Bylaw Amendment added a new section 8.13 to the bylaws which provides that unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for certain legal action involving the Company will be the Delaware Chancery Court, or the federal district court for the District of Delaware in the event the Delaware Chancery Court does not have jurisdiction.
The foregoing summary of the Bylaw Amendment is qualified in its entirety by reference to the text of the Bylaw Amendment, which is attached hereto as Exhibit 3.1 and the terms of which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amendment to Globus Medical, Inc.'s Amended and Restated Bylaws effective as of December 9, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBUS MEDICAL, INC.
(Registrant)

Dated:	December 10, 2015	/s/ DANIEL T. SCAVILLA

Daniel T. Scavilla
Senior Vice President,
Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description

3.1	Amendment to Globus Medical, Inc.'s Amended and Restated Bylaws effective as of December 9, 2015